UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: December 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

FORM N-Q

DECEMBER 31, 2013

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 92.9%
Education - 19.2%
New Jersey State EDA Revenue, School Facilities Construction	5.000%	3/1/29	$7,000,000	$7,367,150
New Jersey State EFA Revenue:
Kean University	5.500%	9/1/36	7,500,000	7,934,250
Montclair State University	5.250%	7/1/38	2,000,000	2,095,040
New Jersey City University	5.000%	7/1/35	4,550,000	4,737,050
Richard Stockton College	5.125%	7/1/28	5,000,000	5,347,450
Richard Stockton College	5.375%	7/1/38	8,000,000	8,420,720
Stevens Institute of Technology	5.000%	7/1/27	3,725,000	3,743,886
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	13,000,000	13,550,030	(a)
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Pollution Control Facilities Financing Authority Revenue, Ana G. Mendez University System Project	5.000%	4/1/27	2,600,000	1,878,188

Total Education				55,073,764

Health Care - 18.3%
New Jersey EDA:
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/18	425,000	404,723
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/28	1,250,000	1,014,263
First Mortgage, Keswick Pines	5.700%	1/1/18	2,025,000	2,003,717
First Mortgage, Keswick Pines	5.750%	1/1/24	2,800,000	2,547,748
Harrogate Inc.	5.750%	12/1/16	940,000	941,090
Harrogate Inc.	5.875%	12/1/26	1,500,000	1,468,740
New Jersey Health Care Facilities Financing Authority Revenue:
AHS Hospital Corp.	6.000%	7/1/37	3,000,000	3,321,450
Atlanticare Regional Medical Center	5.000%	7/1/17	800,000	901,728
Atlanticare Regional Medical Center	5.000%	7/1/18	1,500,000	1,669,545
Catholic Health East	5.250%	11/15/29	6,960,000	7,281,413
Hackensack University Medical Center	5.250%	1/1/31	3,850,000	4,017,013
Hackensack University Medical Center	5.250%	1/1/36	4,250,000	4,352,638
Robert Wood Johnson University Hospital	4.000%	7/1/22	2,000,000	2,050,320
Robert Wood Johnson University Hospital	5.000%	7/1/31	6,570,000	6,695,750
St. Peter’s University Hospital	6.250%	7/1/35	3,000,000	3,026,730
Virtua Health Inc.	5.750%	7/1/33	10,000,000	10,606,600

Total Health Care				52,303,468

Housing - 2.5%
Essex County Improvement Authority Revenue, NATL, FHA	5.900%	1/1/25	3,120,000	3,120,718
New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue	5.750%	11/1/38	3,895,000	3,976,600

Total Housing				7,097,318

Industrial Revenue - 10.0%
New Jersey EDA:
Municipal Loan Pool, AGM	5.125%	11/15/14	645,000	647,161
Municipal Loan Pool, AGM	5.400%	11/15/20	1,200,000	1,203,144
New Jersey EDA Revenue, Gloucester Marine	6.500%	1/1/15	500,000	502,010	(a)
New Jersey State EDA Revenue:
Continental Airlines Project	5.250%	9/15/29	5,000,000	4,564,750	(a)
Continental Airlines Project	5.500%	6/1/33	2,000,000	1,828,380	(a)
Refunding	6.875%	1/1/37	2,000,000	1,912,360	(a)

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Industrial Revenue - continued
New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project	7.000%	11/15/30	$4,000,000	$4,000,000	(a)(b)
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	13,000,000	13,977,860

Total Industrial Revenue				28,635,665

Leasing - 13.4%
Middlesex County, COP, NATL	5.000%	2/15/19	1,500,000	1,503,330
New Jersey EDA, School Facilities Construction, NATL, FGIC	5.000%	12/15/18	8,000,000	8,586,480
New Jersey EDA Lease Revenue, Office Building Projects	5.000%	6/15/18	3,500,000	3,678,675
New Jersey EDA Revenue, School Facilities Construction	5.500%	12/15/34	7,500,000	8,044,875
New Jersey State Transportation Trust Fund Authority:
Transportation System	5.250%	12/15/23	2,000,000	2,271,900
Transportation System	5.875%	12/15/38	11,000,000	12,019,260
Newark, NJ, Housing Authority, Refunding, Additional Newark Redevelopment Project, NATL	5.250%	1/1/23	2,130,000	2,268,045

Total Leasing				38,372,565

Local General Obligation - 2.4%
Middlesex County Improvement Authority, Lease Revenue, Regional Educational Services Commission, County GTD	5.250%	12/15/33	2,000,000	2,149,300	(c)
Paterson, NJ, GO:
General Improvement	5.000%	1/15/23	2,360,000	2,589,935
General Improvement	5.000%	1/15/24	1,990,000	2,167,946

Total Local General Obligation				6,907,181

Other - 0.6%
New Jersey EDA Revenue:
Department of Human Services, Pooled Financing	5.000%	7/1/22	337,000	337,691
Department of Human Services, Pooled Financing	5.200%	7/1/32	364,000	364,280
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	6.000%	10/1/39	1,000,000	1,003,250

Total Other				1,705,221

Power - 0.9%
Port Authority of New York & New Jersey, Special Obligation Revenue, 5th Installment, Special Project	6.750%	10/1/19	2,745,000	2,682,359	(a)

Pre-Refunded/Escrowed to Maturity - 6.3%
Middlesex County Improvement Authority Revenue, Golf Course Projects, County GTD	5.250%	6/1/26	1,700,000	1,734,901	(d)
New Jersey State EFA Revenue, University of Medicine and Dentistry	7.500%	12/1/32	10,000,000	13,072,100	(d)
New Jersey State Health Care Facilities Financing Authority Revenue, Catholic Health East	5.250%	11/15/29	2,040,000	2,475,989	(d)
New Jersey State Turnpike Authority Revenue:
C-2005, NATL	6.500%	1/1/16	55,000	61,630	(e)
IBC, NATL	6.500%	1/1/16	485,000	513,984	(e)
National IBC	6.500%	1/1/16	55,000	61,630	(e)

Total Pre-Refunded/Escrowed to Maturity				17,920,234

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Solid Waste/Resource Recovery - 1.3%
Gloucester County, NJ, Improvement Authority, Solid Waste Revenue:
Waste Management Inc. Project	2.125%	12/1/17	$3,000,000	$3,002,190	(b)(f)
Waste Management Inc. Project	2.500%	12/1/17	625,000	631,269	(a)(b)(f)

Total Solid Waste/Resource Recovery				3,633,459

Special Tax Obligation - 4.5%
New Jersey State EDA Revenue	5.000%	6/15/24	1,460,000	1,527,467
New Jersey State EDA Revenue	5.000%	6/15/28	2,000,000	2,002,660
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	5,000,000	3,709,900
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	1,750,000	1,344,017
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	1,250,000	855,312
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	1,540,000	1,080,064
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	3,000,000	2,249,880

Total Special Tax Obligation				12,769,300

Transportation - 11.5%
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/40	2,000,000	2,047,740
Delaware River Port Authority, PA, Revenue, Port District Project	5.000%	1/1/24	3,000,000	3,132,390
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/24	1,200,000	1,321,908
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/25	1,100,000	1,202,487
New Jersey State EDA Revenue, Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	1/1/39	1,500,000	1,465,890	(a)
New Jersey State Turnpike Authority Revenue	0.720%	1/1/18	5,000,000	4,973,350	(b)(f)
New Jersey State Turnpike Authority Revenue	5.000%	1/1/36	5,000,000	5,110,500
New Jersey State Turnpike Authority Revenue	5.250%	1/1/40	12,000,000	12,501,240
New Jersey State Turnpike Authority Revenue, National IBC	6.500%	1/1/16	110,000	122,654
Port Authority of New York & New Jersey	5.000%	1/15/41	1,000,000	1,025,600

Total Transportation				32,903,759

Water & Sewer - 2.0%
Kearny, NJ, Municipal Utilities Authority Revenue, NATL, FGIC	7.300%	11/15/18	680,000	685,739
New Jersey EDA, Water Facilities Revenue, New Jersey American Water Co.	4.700%	12/1/25	2,250,000	2,322,180	(a)
New Jersey State EDA Revenue, Middlesex Water Co. Inc. Project	5.000%	10/1/23	2,460,000	2,736,332

Total Water & Sewer				5,744,251

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $258,063,177)				265,748,544

SHORT-TERM INVESTMENTS - 6.5%
Finance - 0.6%
New York City, NY, TFA Revenue:
Future Tax Secured, SPA-Dexia Credit Local	0.310%	8/1/23	375,000	375,000	(g)(h)
New York City Recovery Project Revenue, Subordinated, LIQ- Dexia Credit Local	0.310%	11/1/22	1,300,000	1,300,000	(g)(h)

Total Finance				1,675,000

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
General Obligation - 2.3%
Mercer County, PA, GO	0.290%	10/1/31	$800,000	$800,000	(g)(h)
New York City, NY, GO:
LIQ-Dexia Credit Local	0.340%	4/1/35	3,600,000	3,600,000	(g)(h)
SPA-Dexia Credit Local	0.310%	8/1/28	2,100,000	2,100,000	(g)(h)

Total General Obligation				6,500,000

Health Care - 0.6%
New Jersey State Health Care Facilities Financing Authority Revenue, LOC-Wells Fargo Bank N.A.	0.040%	7/1/36	1,600,000	1,600,000	(g)(h)

Industrial Revenue - 1.9%
Liberty County, FL, IDR, Georgia Pacific Corp. Project	0.310%	10/1/28	400,000	400,000	(a)(g)(h)
Salem County, NJ, PCFA Revenue, Public Service Electric & Gas	0.240%	11/1/33	4,900,000	4,900,000	(g)(h)

Total Industrial Revenue				5,300,000

Solid Waste/Resource Recovery - 0.1%
New Hampshire State Business Finance Authority, Lonza Biologies Inc. Project, LOC-Landesbank Hessen-Thuringen	0.340%	11/1/20	400,000	400,000	(a)(g)(h)

Water & Sewer - 1.0%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution, SPA-Dexia Credit Local	0.450%	6/15/32	300,000	300,000	(g)(h)
SPA-Dexia Credit Local	0.310%	6/15/32	2,300,000	2,300,000	(g)(h)
SPA-Dexia Credit Local	0.320%	6/15/33	400,000	400,000	(g)(h)

Total Water & Sewer				3,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $18,475,000)				18,475,000

TOTAL INVESTMENTS - 99.4% (Cost - $276,538,177#)				284,223,544
Other Assets in Excess of Liabilities - 0.6%				1,818,923

TOTAL NET ASSETS - 100.0%				$286,042,467

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(d)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Maturity date shown represents the mandatory tender date.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ACA	— American Capital Assurance - Insured Bonds

AGC	— Assured Guaranty Corporation - Insured Bonds

AGM	— Assured Guaranty Municipal Corporation - Insured Bonds

COP	— Certificates of Participation

EDA	— Economic Development Authority

EFA	— Educational Facilities Authority

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2013

FGIC	— Financial Guaranty Insurance Company - Insured Bonds

FHA	— Federal Housing Administration

GO	— General Obligation

GTD	— Guaranteed

IBC	— Insured Bond Certificates

IDR	— Industrial Development Revenue

LIQ	— Liquidity Facility

LOC	— Letter of Credit

NATL	— National Public Finance Guarantee Corporation - Insured Bonds

PCFA	— Pollution Control Financing Authority

SPA	— Standby Bond Purchase Agreement - Insured Bonds

TFA	— Transitional Finance Authority

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	1.4%
AA/Aa	18.2
A	49.4
BBB/Baa	9.6
BB/Ba	1.9
B/B	3.6
A-1/VMIG 1	6.5
NR	9.4

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset New Jersey Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$265,748,544	—	$265,748,544

Short-term investments†	—	18,475,000	—	18,475,000

Total investments	—	$284,223,544	—	$284,223,544

Other financial instruments:
Futures contracts	$217,002	—	—	$217,002

Total	$217,002	$284,223,544	—	$284,440,546

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting New Jersey.

(d) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,369,121
Gross unrealized depreciation	(6,683,754)

Net unrealized appreciation	$7,685,367

At December 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	93	3/14	$12,150,065	$11,933,063	$217,002

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at December 31, 2013.

Futures Contracts
Primary Underlying Risk	Unrealized Appreciation
Interest Rate Risk	$217,002

During the period ended December 31, 2013, the volume of derivative activity for was as follows:

Average market value
Futures contracts (to buy) †	$66,109
Futures contracts (to sell)	6,745,319

†	At December 31, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2014